EMPLOYEE BENEFIT LIABILITIES, NET	12 Months Ended
Dec. 31, 2023
Employee Benefit Assets And Liabilities [Abstract]
EMPLOYEE BENEFIT LIABILITIES, NET [Text Block]
NOTE 16:-	EMPLOYEE BENEFIT LIABILITIES, NET

Employee benefits consist of short-term benefits and post-employment benefits.

Post-employment benefits:

According to the labor laws and Severance Pay Law in Israel, the Group is required to pay compensation to an employee upon dismissal or retirement or to make current contributions in defined contribution plans pursuant to chapter 14 to the Severance Pay Law, as specified below. The Group’s liability is accounted for as a post-employment benefit only for employees not under chapter 14. The computation of the Group’s employee benefit liability is made in accordance with a valid employment contract or a collective employees agreement based on the employee's salary and employment term which establish the entitlement to receive the compensation. As of December 31, 2023 all employees are under chapter 14.